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                                                                   Exhibit 10.20

                   AMENDMENT NO. 2 TO STOCKHOLDERS' AGREEMENT

     This Amendment No. 2 to Stockholders' Agreement (this "Amendment") is entered into as of June 24, 2003 by and among Aeropostale, Inc., f/k/a MSS-Delaware, Inc., a Delaware corporation (the "Company"), Bear Stearns MB 1998-1999 Pre-Fund, LLC, a Delaware limited liability company and successor-in-interest to MSS Acquisition Corp. II, a Delaware corporation ("Bear Stearns"), and Julian R. Geiger (the "Majority Management Holder").

     WHEREAS, the Company, Bear Stearns, Federated Specialty Stores, Inc., a Delaware corporation, David R. Geltzer, John S. Mills and the Majority Management Holder entered into a certain Stockholders' Agreement, dated as of August 3, 1998 (the "Stockholders' Agreement"), pursuant to which the Company granted certain registration rights to the parties with respect to shares of the Company's common stock;

     WHEREAS, the Company has determined that it is in the best interests of all of its stockholders to consummate a secondary offering of its common stock and in order to do so, to amend certain registration rights contained in the Stockholders' Agreement as provided herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Company, Bear Stearns and the Majority Management Holder hereby agree as follows:

     1.  Amendments to Section 1.
         ------------------------

     The provisions of Section 1 of the Stockholders' Agreement are hereby amended by adding the following definition (with such new definition being placed alphabetically among the existing definitions contained in Section 1):

     "Subsequent Offering" means any offering of the Common Stock of the Company following the IPO pursuant to a registration statement which has been declared effective under the Securities Act.

     2.  Amendments to Section 4.1.1.
         ----------------------------

     The provisions of Section 4.1.1 of the Stockholders' Agreement are hereby amended by inserting the following proviso and the end of the first sentence of such Section, before the period:

     "provided, however, that in the case of the Company's IPO, and any
      -------- Subsequent Offering only Stockholders holding Founder Shares shall have the rights set forth in this Section 4.1.1"


     3.  Waiver of Notification.
         -----------------------

     Each Stockholder (as defined in the Stockholders' Agreement) shall be deemed to have waived any notice required by Section 4.1.1 of the Stockholders' Agreement with respect to the IPO (as defined in the Stockholders' Agreement, as amended hereby).

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     4.  Miscellaneous.
         --------------

     (a) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     (b) This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     (c) Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.


     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

                                              AEROPOSTALE, INC.


                                              By: /s/ Julian R. Geiger
                                                  ------------------------
                                                  Name:  Julian R. Geiger
                                                  Title: Chairman and
                                                         Chief Executive Officer


                                              BEAR STEARNS MB 1998-1999
                                                      PRE-FUND, LLC


                                              By: /s/ Mark E. Lehman
                                                  ------------------------
                                                 Name:  Mark E. Lehman
                                                 Title: Senior Managing
                                                        Director


                                              /s/ Julian R. Geiger
                                              ---------------------------
                                              Julian R. Geiger



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